EXHIBIT 10.2
HTRG CONSULTING AGREEMENT

                     SOFTWARE DEVELOPMENT AGREEMENT
                         ------------------------------


THIS AGREEMENT ("Agreement") is hereby entered into between HTRG Consulting, Inc., with offices at 1712 Featherwood Street, Silver Spring, MD 20904-6659 ("Contractor") and Syndication.net, with offices at 22909 Davis Mill Rd,
Germantown,  MD  20876  ("Customer")  on  the  following  terms  and conditions:

1.    General  Undertaking.  The Contractor shall perform the following services
      --------------------
at the prices set forth in Section 3(a)("Contractor Services") according to this
Agreement:

    (a)     Software  Design.  The  Contractor is being hired to design, develop
            ----------------
and implement computer software to automate and improve certain business operations of the Customer in accordance with the attached Statement of Work. Contractor shall analyze the business operations specified in the Statement of Work and prepare written recommendations and a functional design of software to automate and improve those operations (the "Functional Design"). The Functional Design shall be reviewed by Customer and then refined by Contractor into a detailed "Technical Design" for the "Software" (including, e.g., input and output formats, screen layouts, program descriptions, data and file layouts, flowcharts, security features, telecommunications requirements, error conditions and messages, documentation requirements, development schedule and any third party software or equipment).

    (b)    Software  Development.  Upon  Customer's  approval  of  the Technical
           ---------------------
Design, the Contractor shall proceed with actual development, testing and implementation of the Software in accordance with the Technical Design and
Section  2  ("Project  Management").

    (c)    Training  Services.  In  consideration  of  Customer's payment of the
           ------------------
Training Fee described in the Schedule of Prices plus reimbursement for travel costs authorized under Section 3(c)("Out-of-Pocket Costs & Taxes"), the Contractor shall provide Customer the number of Training Days at the locations identified in the Statement of Work for the training of Customer's staff in the use and operation of the Software.

    (d)    User  Documentation.  The  Contractor shall, no later than sixty (60)
           -------------------
calendar days after final delivery and Customer's acceptance of the Software, provide Customer one (1) copy of "Documentation" describing in reasonable detail understandable by an operator of general proficiency the use and operation of the Software. The Documentation shall be supplied in magnetic and printed form and may be reproduced by Customer for purposes authorized herein.

    (e)    Software  Maintenance.  Any  support  or  maintenance of the Software
           ---------------------
beyond any warranty coverage described in Section 8 ("Warranties") shall be provided under a separate agreement negotiated in good faith by the parties.

2.    Project  Management.
      -------------------

    (a)    Project  Coordinators. Each party shall appoint a project coordinator
           ---------------------
having day-to-day responsibility for overseeing and coordinating the activities contemplated herein, including scheduling and presiding over meetings, design/review sessions, coordinating its staff and conducting testing and acceptance of deliverables. The initial project coordinator for Customer shall be Brian Sorrentino; the project coordinator for Contractor shall be H. Thomas Gibbs. Each party acknowledges the importance of maintaining a stable work force and shall make reasonable effort to retain their respective project coordinators for the duration of this project.


(b)    Certain  Customer  Responsibilities.  The  Customer  shall  make  every
       -----------------------------------
reasonable effort to maintain a stable scope of work and shall provide timely feedback and approval of all work product delivered hereunder. In addition, the Customer shall ensure that (i) any associated software and equipment are installed and operated according to applicable manufacturer specifications and recommendations; (ii) all upgrades, new releases and engineering changes to associated software and equipment specified or recommended by Contractor or the applicable manufacturer have been procured by Customer and properly installed;
(iii) a continuous, uninterrupted and suitable power supply and temperature, humidity and other environmental conditions recommended by the manufacturer or Contractor have been implemented and maintained; (iv) no other associated software or equipment having an adverse impact on the performance of the Software have been introduced; (v) no changes to any source code, configuration parameters or other user-adjustable features for the Software have been made without the express consent of Contractor, and (vi) Customer periodically makes and stores in a safe place archival copies of the Software, other software or valuable data affected by the operation or malfunction of the Software.

    (c)    Testing  &  Acceptance.
           ----------------------

        (i)    Test  Procedure.  Contractor  shall  install and provide Customer
               ---------------
reasonable on-site assistance in testing the Software. Following delivery and installation, Customer shall have ten (10) business days (the "Test Period") to conduct reasonable testing of the Software to determine whether it performs substantially in accordance with the Technical Design. Customer shall provide reasonable access to its premises, proper environmental and site conditions, any required test data in proper format and the cooperation of its staff and any other contractors to assist Contractor during installation and testing of the Software. On-site testing shall be conducted by reference to a written "Test Plan" approved by Contractor. Customer shall provide Contractor contemporaneous "sign-offs" as each function on the Test Plan is demonstrated.

        (ii)    Correction  of  Defects.  If no material variances from the Test
                -----------------------
Plan are identified in writing during the Test Period, the Software shall be deemed accepted by Customer. If material defects are identified during the Test Period, Customer shall provide a written "punchlist" identifying the particular specification at issue and providing detailed reasons why the tested feature does not meet the specification. Contractor shall not be required to correct minor imperfections or defects that do not materially impair the operation of the Software. Contractor shall have a reasonable opportunity to correct, replace or provide functional "workarounds" for all punchlist items or to commence corrective action reasonably acceptable to Customer and proceed with reasonable diligence to completion.

        (iii)  Acceptance of Software.  The Software shall be deemed accepted if
               ----------------------
Customer does not notify Contractor of any material defects during the Test Period or, if Customer makes beneficial use of the Software, it shall conclusively be deemed accepted and any outstanding punchlist items shall be covered to the extent provided under Section 8 ("Warranties"). Customer shall not reject Software containing nonconformities without first attempting in good faith to make beneficial use of the Software in its diminished capacity in exchange for an equitable adjustment to the Agreement.

    (d)    Project  Schedule.  The  parties shall prepare a Project Schedule for
           -----------------
the work contemplated herein. Unless otherwise agreed in writing, any Project Schedule prepared by the parties shall be considered a reasonably accurate estimate, subject to revision.

3.    Price  &  Payment.
      -----------------

    (a)    Contractor  Services.  Contractor  shall accept 100,000 shares of the
           --------------------
companies common stock as compensation for any software design and development services referenced in Section 1 ("General Undertaking"). Any excess cost of labor for completing the Statement of Work shall be borne by Contractor. It is further agreed by the parties that the company will register 50,000 shares of such common stock in the next registration statement to be filed by the company with the Securities and Exchange Commission.



(b)    Certain  Other  Charges.  Any services performed outside the scope of the
       -----------------------
work described in Section 1 ("General Undertaking") shall be subject to a separate work order and, unless otherwise agreed, shall be compensated at Contractor's then current reasonable rates.

    (c)    Out-of-Pocket  Costs  & Taxes.  Except as otherwise set forth in this
           -----------------------------
Agreement, prices quoted for services do not include and Customer shall reimburse Contractor for its cost of travel (air & cab fare, lodging, auto rental or local mileage, standard per diem, etc.) and out-of-pocket costs for photocopying, overnight courier, long-distance telephone and the like. Unless separately stated on invoices paid hereunder, Customer shall indemnify and hold Contractor harmless from all sales, use, gross receipts, value-added, GST, personal property or other tax or levy (including interest and penalties) imposed on the services or technology delivered hereunder, other than taxes based on the net income of Contractor.

4.    Proprietary  Rights.
      -------------------

    (a)    Custom  Work  Product  Defined.  "Custom  Work  Product"  means  any
           ------------------------------
Functional Design, Technical Design and any software (including programs, modules, code, algorithms, flowcharts, data diagrams, documentation and the like) created by Contractor after the effective date of this Agreement on behalf of Customer and in furtherance of the Statement of Work. Custom Work Product does not include any preexisting software owned by Contractor or by any third party and incorporated or "embedded" into the Custom Work Product ("Embedded Software").

    (b)    Ownership,  Licensing  of  Technology.
           -------------------------------------

        (i)    Ownership.  Contractor shall own all right, title and interest to
               ---------
the Custom Work Product. Customer expressly acknowledges and agrees that none of the Custom Work Product shall be deemed to constitute "work made for hire" under the Federal copyright laws (17 U.S.C. Sec. 101) and, alternatively, Customer hereby irrevocably assigns to Contractor all ownership rights and irrevocably waives all other rights (including moral rights) it might have in Custom Work Product.

        (ii)    Single  Machine  License.  Customer  is  granted with respect to
                ------------------------
each copy of the Software (including Custom Work Product and any Embedded Software) for which the applicable license fee has been paid, a paid-up, perpetual, nonexclusive license to install, store, load, execute and display (collectively, "Use") the Software solely in support of its internal business operations on the single CPU on which it was originally installed. The Software may be relocated to another single CPU of Customer, provided no more than one
(1) copy per license is installed or Used on more than one CPU at any one time. This license may not be transferred by Customer without Contractor's prior written consent (which shall not unreasonably be withheld) and may not be sublicensed by Customer without Contractor's prior written consent.

    (c)    Source Code License.  The technology licensed under Subsection (b) is
           -------------------
being provided in source code form strictly for internal Use by Customer and subject to the restrictions set forth in Section 5 ("Confidential Information"). Unless otherwise agreed, the source code shall contain comments and annotations reasonably needed by a programmer of general proficiency to perform maintenance and compile the source code into an object code version, and shall be accompanied by a description of relevant hardware and operating environments, functional copies of all test programs and information about utilities and compilers.



5.    Confidential  Information.
      -------------------------

    (a)    Acknowledgment  of  Confidentiality.  Each  party hereby acknowledges
           -----------------------------------
that it may be exposed to confidential and proprietary information belonging to or supplied by the other party or relating to its affairs including, without limitation, Custom Work Product, any Embedded Software and other technical information (including any Functional Design, Technical Design, drawings, analysis, research, processes, computer programs, methods, ideas, "know how" and the like), business information (sales and marketing research, materials, plans, accounting and financial information, personnel records and the like) and other information designated as confidential expressly or by the circumstances in which it is provided ("Confidential Information"). Confidential Information does not include (i) information already known or independently developed by the recipient outside the scope of this project by personnel not having access to Confidential Information; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was free to disclose it.

    (b)    Covenant  Not  to  Disclose.  With  respect  to  the  other  party's
           ---------------------------
Confidential Information, and except as expressly authorized herein, the recipient hereby agrees that during the Term hereof and at all times thereafter it shall not use, commercialize or disclose such Confidential Information to any person or entity, except to its own employees having a "need to know" (and who are themselves bound by similar nondisclosure restrictions), and to such other recipients as the other party may approve in writing; provided, that all such recipients shall have first executed a confidentiality agreement in a form acceptable to the owner of such information. Neither party nor any recipient may: (i) alter or remove from any Software or associated Documentation owned or provided by the other party any proprietary, copyright, trademark or trade secret legend, or (ii) attempt to decompile, disassemble or reverse engineer the other party's Confidential Information (and any information derived in violation of such covenant shall automatically be deemed Confidential Information owned exclusively by the owner of the original source materials). Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own confidential information, but in no event shall less than due diligence and care be exercised.

6.    Nonsolicitation.  During  the Term hereof and for a period of one (1) year
      ---------------
thereafter, Customer agrees not to hire, solicit, nor attempt to solicit, the services of any employee or subcontractor of Contractor without the prior written consent of Contractor. Violation of this provision shall entitle Contractor to assert liquidated damages against the Customer equal to one hundred (100) percent of the solicited person's annual compensation.

7.    Injunctive Relief.  The parties acknowledge that violation by one party of
      -----------------
the provisions of Section 4 ("Proprietary Rights"), Section 5 ("Confidential Information") or Section 6 ("Nonsolicitation") would cause irreparable harm to the other party not adequately compensable by monetary damages. In addition to other relief, it is agreed that temporary and permanent injunctive relief should be available without necessity of posting bond to prevent any actual or threatened violation of such provisions.

8.    Warranties.
      ----------

    (a)    Noninfringement  Warranty.  Contractor represents and warrants to the
           -------------------------
best of its knowledge and belief that the Software, when properly used as contemplated herein, will not infringe or misappropriate any United States copyright, trademark, patent, or the trade secrets of any third persons. Upon being notified of a claim contrary to such warranty, Contractor shall (i) defend through litigation or obtain through negotiation the right of Customer to continue using the Software; (ii) rework the Software so as to make it noninfringing while preserving the original functionality, or (iii) replace the Software with functionally equivalent software. If none of the foregoing alternatives provide an adequate remedy, Customer may terminate all or any part of this Agreement and recover amounts paid hereunder with respect to the infringing Deliverable.

    (b)    Limited  Warranty.   Contractor  represents and warrants for a period
           -----------------
of one (1) year from the date of delivery ("Warranty Period") that it will make its best effort to ensure the Software operates substantially in accordance with the Technical Design; provided, that (i) the Software is installed, implemented and operated in accordance with all instructions supplied by Contractor; (ii) Customer notifies Contractor of any such defect within ten (10) calendar days after the appearance thereof; (iii) Customer has properly installed all updates made available with respect to the Software, and updates recommended by Contractor with respect to any third party software products (including operating system software) that materially affect the performance of the Software; (iv) Customer has properly maintained all associated equipment, software and environmental conditions in accordance with applicable specifications and industry standards; (v) Customer has not introduced other equipment or software creating an adverse impact on the Software; (vi) Customer has paid all amounts due hereunder and is not in default of any provision of this Agreement; (vii) any Functional Design or Technical Design provided by Customer is an accurate and complete rendering of the relevant features, applicable interfaces and associated operating environment, and (viii) Customer has made no changes (nor permitted any changes to be made other than by or with the express approval of Contractor) to the Software source code. ANY UNAUTHORIZED CHANGES TO SOFTWARE SOURCE CODE WILL VOID THE WARRANTY PROVIDED UNDER THIS SECTION.

    (c)    Year  2000  Standards.    Contractor  represents  and  warrants  that
           ---------------------
during the Warranty Period and for so long as Customer continuously subscribes to any available Software support services it will make its best effort to ensure the Software records, stores, recognizes, interprets, processes and presents both 20th and 21st century dates using four digit years substantially according to formats and assumptions specified in the Technical Design. This warranty is subject to the same conditions specified in subsection (b) above. This warranty does not apply insofar as the Software derives date functions from other programs (e.g., operating system run-time libraries, databases or firmware) nor does it require Contractor to workaround or accommodate other programs that are not compliant with Year 2000 Standards.

    (d)    No  Undocumented  Features.  Contractor  represents and warrants that
           --------------------------
(i) none of the Software will contain any timer, counter, lock or similar device (other than security features specifically approved by Customer in the specifications) that inhibits or in any way limits its ability to operate, and
(ii) it will scan the Software with commercially available anti-virus software and shall use due diligence to remove viruses capable of being detected with such software. All corrections shall be as fully warranted as the original work through expiration of the original Warranty Period.

    (e)    Warranty Disclaimer.  EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION
           -------------------
("WARRANTIES") THE CONTRACTOR HEREBY DISCLAIMS WITH RESPECT TO ALL SERVICES, SOFTWARE, CUSTOM WORK PRODUCT OR OTHER DELIVERABLES PROVIDED HEREUNDER, ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, ACCURACY, INTEGRATION OR FITNESS FOR A PARTICULAR PURPOSE. STATEMENTS REGARDING YEAR 2000 ARE "YEAR 2000 READINESS DISCLOSURES" ENTITLED TO CERTAIN PROTECTIONS UNDER FEDERAL LAW.

9.    Limitation  of  Remedies  & Liabilities.  The parties acknowledge that the
      ---------------------------------------
following provisions have been negotiated by them and reflect a fair allocation of risk:

    (a)    Remedies.  Except  for  certain  injunctive  relief  authorized under
           --------
Section 7 ("Injunctive Relief"), Customer's sole and exclusive remedies for Contractor's default hereunder shall be (i) to obtain the repair, replacement or correction of the defective Software, services or deliverable to the extent warranted under Section 8 ("Warranties") or, if Contractor reasonably determines that such remedy is not economically or technically feasible, (ii) to obtain an equitable partial or full refund of amounts paid with respect to the defective Software, services or deliverable.

    (b)    Liabilities.  CONTRACTOR SHALL NOT BE LIABLE FOR ANY AMOUNT EXCEEDING
           -----------
THE TOTAL PORTION OF THE CONTRACT PRICE ACTUALLY PAID BY CUSTOMER. IN NO EVENT SHALL CONTRACTOR BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST SAVINGS, LOST PROFIT OR BUSINESS INTERRUPTION EVEN IF CONTRACTOR IS NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT.

10.    Notices.  Notices  sent to either party shall be effective when delivered
       -------
in person or transmitted by telecopier ("fax") machine, one (1) day after being sent by overnight courier, or two (2) days after being sent by first class mail postage prepaid. A facsimile of this Agreement and notices generated in good form by a fax machine (as well as a photocopy thereof) shall be treated as "original" documents admissible into evidence unless a document's authenticity is genuinely placed in question.

11.    Term,  Termination.  The  term  of  this  Agreement  (the  "Term")  shall
       ------------------
commence upon the date last below written and shall continue in full force and effect until work described in Section 1 ("General Undertaking") is completed according to its terms. Either party may, in addition to other relief, terminate this Agreement if the other party breaches any material provision hereof and fails within ten (10) days after receipt of notice of default to correct such default or to commence corrective action reasonably acceptable to the aggrieved party and proceed with due diligence to completion. Either party shall be in default hereof if it becomes insolvent, makes an assignment for the benefit of its creditors, a receiver is appointed or a petition in Bankruptcy is filed with respect to the party and is not dismissed within thirty (30) days. Termination shall have no effect on the parties' rights or obligations under Section 5 ("Confidential Information"), Section 6 ("Nonsolicitation") or Section 7 ("Injunctive Relief").

12.    Disputes,  Choice  of  Law.  Except for certain emergency judicial relief
       --------------------------
authorized under Section 7 ("Injunctive Relief") which may be brought at any time, the parties agree that all disputes between them shall first be subject to the procedures in Section 11 ("Term, Termination") and then shall be submitted for informal resolution to their respective chief operating officers. Any remaining dispute shall be submitted to a panel of three (3) arbitrators, with each party choosing one (1) panel member and the third member chosen by the first two (2) panel members. The proceedings shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The award of the arbitrators shall include a written explanation of their decision, shall be limited to remedies otherwise available in court and shall be binding upon the parties and enforceable in any court of competent jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE UNITED STATES AND MARYLAND, AND ANY ACTION SHALL BE INITIATED AND MAINTAINED IN A FORUM OF COMPETENT JURISDICTION IN SUCH DESIGNATED STATE.

13.    Independent Contractor Status.  Each party and its people are independent
       -----------------------------
contractors in relation to the other party with respect to all matters arising under this Agreement. Nothing herein shall be deemed to establish a partnership, joint venture, association or employment relationship between the parties. Each party shall remain responsible, and shall indemnify and hold harmless the other party, for the withholding and payment of all Federal, state and local personal income, wage, earnings, occupation, social security, worker's compensation, unemployment, sickness and disability insurance taxes, payroll levies or employee benefit requirements (under ERISA, state law or otherwise) now existing or hereafter enacted and attributable to themselves and their respective people.

14.    Security,  No  Conflicts.  Each  party  agrees to inform the other of any
       ------------------------
information made available to the other party that is classified or restricted data, agrees to comply with the security requirements imposed by any state or local government, or by the United States Government, and shall return all such material upon request. Each party warrants that its participation in this Agreement does not conflict with any contractual or other obligation of the party or create any conflict of interest prohibited by the U.S. Government or any other government and shall promptly notify the other party if any such conflict arises during the Term.

15.    Insurance,  Indemnity.  Each  party  shall  maintain  adequate  insurance
       ---------------------
protection covering its respective activities hereunder, including coverage for statutory worker's compensation, comprehensive general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles. Each party shall indemnify and hold the other harmless from liability for bodily injury, death and tangible property damage resulting from the acts or omissions of its officers, agents, employees or representatives acting within the scope of their work.

16.    Compliance  with  Export  Regulations.  Customer has or shall obtain in a
       -------------------------------------
timely manner all necessary or appropriate licenses, permits or other governmental authorizations or approvals; shall indemnify and hold Contractor harmless from, and bear all expense of, complying with all foreign or domestic laws, regulations or requirements pertaining to the importation, exportation, or Use of the technology to be developed or provided herein. Customer shall not directly or indirectly export or re-export (including by transmission) any regulated technology to any country to which such activity is restricted by U.S. regulation or statute, without the prior written consent, if required, of the Bureau of Export Administration of the U.S. Department of Commerce. This provision and the assurances made herein shall survive termination of this Agreement.

17.    Miscellaneous.  This  document  and  the  accompanying  Statement of Work
       -------------
constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other communications, whether written or oral. This Agreement may be modified or amended only by a writing signed by the party against whom enforcement is sought. Except as specifically permitted herein, neither this Agreement nor any rights or obligations hereunder may be transferred or assigned by Customer without Contractor's prior written consent and any attempt to the contrary shall be void. Contractor reserves all rights not specifically granted herein. Neither party shall be liable for delays caused by events beyond its reasonable control. Any provision hereof found by a tribunal of competent jurisdiction to be illegal or unenforceable shall be automatically conformed to the minimum requirements of law and all other provisions shall remain in full force and effect. Waiver of any provision hereof in one instance shall not preclude enforcement thereof on future occasions. Headings are for reference purposes only and have no substantive effect.


IN WITNESS WHEREOF, for adequate consideration and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


     HTRG  Consulting,  LLC.                    Syndication.net

     By:                                 By:

     Name:                               Name:

     Title:                              Title:

     Date:                               Date: